Exhibit 10.7

AMENDMENT NUMBER ONE TO THE

AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

This Amendment Number One (“Amendment”) to the Amended and Restated Stockholders’ Agreement dated as of December 29, 1999 (the “Agreement”) is made as of March 31, 2000 by and among ProFlowers, Inc., a Delaware corporation (the “Company”), certain of the individuals and entities listed on Schedule A (the “Existing Stockholders”) and the individuals and entities listed on Schedule B attached hereto (the “New Stockholders”). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

RECITALS

A. The Company issued certain Convertible Promissory Notes (the “Notes”) to each of the New Stockholders pursuant to that certain Note and Warrant Purchase Agreement entered into among the Company, the New Stockholders and certain other investors as of October 16, 1999.

B. The New Stockholders elected to convert the principal and interest payable to them pursuant to each of their Notes into shares of the Company’s Series B Preferred Stock, and in connection therewith, the Company and the Existing Stockholders desire to add the New Stockholders as parties to the Agreement.

C. Section 11.8 of the Agreement provides that any term of the Agreement may be amended with the written consent of (a) the Company, (b) the holders of fifty-one percent (51%) of the Capital Holdings of all Existing Stockholders who were stockholders of the Company prior to the Effective Time, (c) the holders of fifty-one percent (51%) of the Capital Holdings of all Existing Stockholders who were stockholders of Flower Farm Direct, Inc., a Florida corporation, immediately prior to the Effective Time and (d) the holders of a majority of the Company’s Series B Preferred Stock.

In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. ADDITIONAL PARTIES TO THE AGREEMENT.

The New Stockholders shall be deemed to have entered into and become a party to the Agreement and shall each be deemed a “Stockholder” for all purposes under the Agreement and Schedule A attached thereto.

2. EFFECT OF AMENDMENT.

Except as amended and set forth above, the Agreement shall continue in full force and effect.

3. COUNTERPARTS.

This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

4. SEVERABILITY.

If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5. ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

6. GOVERNING LAW.

This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

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2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:		PROFLOWERS, INC., a Delaware corporation

		By:	/s/ William Strauss
William Strauss Chief Executive Officer

EXISTING STOCKHOLDERS:		JPS INTERNATIONAL LLC

		By:	/s/ Jared P. Schutz
Jared P. Schutz Managing Member

	Address:	1920 13th Street, Suite A Boulder, CO 80302

INTERNET FLORAL CONCEPTS, L.P.

		By:	JPS International, LLC
		Its:	General Partner

		By:	/s/ Jared P. Schutz
Jared P . Schutz Managing Member

	Address:	1920 13th Street, Suite A Boulder, CO 80302

ABRAHAM J. WYNPERLE

Abraham J. Wynperle

	Address:	3066 N.W. 30th Way Boca Raton, FL 33431

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

YUVAL MOED

Yuval Moed

	Address:	7050 N.W. 70th Street Parkland, FL 33067

MICHAEL E. FELSHER

Michael E. Felsher

	Address:	1 Grove Isle Drive, Apt. 1202 Miami, FL 33133

NEW STOCKHOLDERS:		BROADVIEW SLP

		By:	/s/ David Elias
David Elias

Its:

	Address:	One Bridge Plaza, 5th Floor Fort Lee, NJ 07024-7502

JOEL THOMAS CITRON

/s/ Joel Thomas Citron
Joel Thomas Citron

	Address:	660 Madison Avenue, 22nd Floor New York, NY 10021

KEVIN FANG

/s/ Kevin Fang
Kevin Fang

	Address:	9 Davis Drive Armonk, NY 10504

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

GILBERT FAMILY TRUST

/s/ Lon R. Gilbert
	By:	Lon R. Gilbert Trustee

Address:	13542 Jadestone Way San Diego, CA 92130

I-HATCH AFFILIATES, L.P.

	By:	i-hatch Ventures, LLC

	By:	/s/ Andrew Sutton
Andrew Sutton Chief Financial Officer

Address:	200 Park Avenue, 17th Floor New York, NY 10166

JOHN S. SOTTOSANTI, JR. AND MARGARET A. SOTTOSANTI REVOCABLE TRUST NO. ONE DATED AUGUST 30, 1982, AND AMENDED JULY 31, 1995

	By:	/s/ John S. Sottosanti, trustee
John S. Sottosanti, Jr. Trustee

Address:	9678 Claiborne Square La Jolla, CA 92037

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

KRG PF, LLC

/s/
	By:	Arcata Land Company, LLC
	Its:	Manager

	By:	Lane De Vries
	Its:	Manager

Address:	3160 Upper Bay Road Arcata, CA 95521

ARTHUR B. LAFFER

/s/ Arthur B. Laffer
Arthur B. Laffer

Address:	5405 Morehouse Drive, Suite 340 San Diego, CA 92121

MARTIN LEVY

/s/ Martin A Levy
Martin Levy

Address:	11620 Wilshire Boulevard, #1000 Los Angeles, CA 90025

ALLAN REICH

/s/ Allan J Reich
Alan Reich

Address:	111 East Wacker Drive, Suite 2800 Chicago, IL 60602

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

ROBERT REICH

/s/ Robert Reich
Robert Reich

Address:	170 Golf Road Rolling Meadows, IL 60006

FAYE H. RUSSELL TRUST U/A DATED 7/11/88

/s/ Faye H. Russell, Ttee
Faye H. Russell, Ttee

Address:	12390 El Camino Real San Diego, CA 92130-2081

JARED P. SCHUTZ

/s/ Jared P. Schutz
Jared P. Schutz

Address:	1920 13th Street, Suite A Boulder, CO 80302

HENRY STRAUSS

/s/ Henry Strauss
Henry Strauss

Address:	12 Howard Avenue Tappan, NY 10983

JEFFREY STRAUSS

/s/ Jeffrey Strauss
Jeffrey Strauss

Address:	514 Via de La Valle Solana Beach, CA 92075

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

WERNER STRAUSS

/s/ Werner Strauss
Werner Strauss

Address:		126 Tall Oaks Drive Wayne, NJ 07470

TEDDY STRUHL

/s/ Teddy Struhl
Teddy Struhl

Address:		323 West 89th Street, #1B New York, NY 10024

TELESOFT PARTNERS, L.P.

	By:	/s/ Arjun Gupta
Arjun Gupta Executive Manager of the General Partner

Address:		1450 Fashion Island Boulevard, Suite 610 San Mateo, CA 94404

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE

TO THE AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

Schedule A

EXISTING STOCKHOLDERS

JPS International LLC

Internet Floral Concepts, L.P.

Abraham J. Wynperle

Yuval Moed

Michael E. Felsher

Schedule B

NEW STOCKHOLDERS

Broadview SLP

Joel Thomas Citron

Kevin Fang

Gilbert Family Trust

I-Hatch Affiliates, L.P.

John S. Sottosanti, Jr. and Margaret

A. Sottosanti Revocable Trust No.

One Dated August 30, 1982, and

Amended July 31, 1995

KRG PF, LLC

Arthur B. Laffer

Martin Levy

Alan Reich

Robert Reich

Faye H. Russell

Jared P. Schutz

Henry Strauss

Jeffrey Strauss

Werner Strauss

Teddy Struhl

Telesoft Partners, L.P.